UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  September 10, 2020

ITERIS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-08762	95-2588496
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1700 Carnegie Avenue, Suite 100, Santa Ana, California	92705
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (949) 270-9400

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.10 par value	ITI	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On September 10, 2020, Iteris, Inc. (the “Company”) held its 2020 Annual Meeting of Stockholders (the “Annual Meeting”). The total number of shares of the Company’s common stock represented in person or by proxy at the Annual Meeting was 35,014,231 or 85.59% of the issued and outstanding shares as of the record date for the Annual Meeting. At the Annual Meeting, the Company’s stockholders (i) elected the seven persons set forth below under “Proposal One: Election of Directors” to the Company’s Board of Directors; (ii) approved, on a non-binding, advisory basis, the compensation of the Company’s named executive officers as disclosed in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on July 27, 2020 (the “Proxy Statement”); and (iii) ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2021.

The detailed voting results on matters submitted to a vote of the stockholders at the Annual Meeting were as follows:

Proposal 1:  Election of Directors

Nominee	For	Against	Abstain	Broker Non-Votes
J. Joseph (“Joe”) Bergera	20,635,492	305,703	48,372	14,024,664
Anjali Joshi	20,581,572	368,453	39,542	14,024,664
Gerard M. Mooney	19,828,866	1,109,838	50,863	14,024,664
Lucas (“Luke”) P. Schneider	20,888,340	47,020	54,207	14,024,664
Laura L. Siegal	19,531,582	1,052,322	405,663	14,024,664
Thomas L. Thomas	20,585,924	347,865	55,778	14,024,664
Dennis W. Zank	20,872,220	47,975	69,372	14,024,664

Proposal 2:  Advisory Vote Regarding Executive Compensation

For	Against	Abstain	Broker Non-Votes
19,850,381	811,679	327,507	14,024,664

Proposal 3:  Ratification of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2021

For	Against	Abstain	Broker Non-Votes
34,875,381	89,678	48,904	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 14, 2020
ITERIS, INC., a Delaware corporation

	By:	/S/ DOUGLAS L. GROVES
Douglas L. Groves
Chief Financial Officer